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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)     April 20, 1999
                                                -------------------

BANK ONE CORPORATION
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(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Delaware                            333-60313                31-0738296
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(STATE OR OTHER JURISDICTION       (COMMISSION             (IRS EMPLOYER
     OF INCORPORATION)             FILE NUMBER)         IDENTIFICATION NO.)


One First National Plaza,  Chicago, IL                          60670
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  312-732-4000
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ITEM 5. OTHER EVENTS
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     On April 20, 1999, the Registrant issued a press release announcing its first quarter 1999 earnings. A copy of such press release, including unaudited financial information released as a part thereof, is attached as Exhibit 99(a) to this Current Report on Form 8-K and incorporated by reference herein.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
------

(c) Exhibits.

    Exhibit Number    Description of Exhibits
    --------------    -----------------------

    99(a) Registrant's April 20, 1999 Press Release regarding 1st Quarter 1999 earnings.



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         BANK ONE CORPORATION
                                         --------------------
                                         (REGISTRANT)


Date:  April 20, 1999                    By:  /s/ M. Eileen Kennedy
      ----------------                      -----------------------------
                                              Title: Treasurer

                                       2
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                                 EXHIBIT INDEX


Exhibit Number    Description of Exhibits
--------------    -----------------------


99(a) Registrant's April 20, 1999 Press Release regarding 1st Quarter 1999 earnings.

                                       3